                                                                   Exhibit 10.34
                                                                   -------------

                               SERVICES AGREEMENT

         This SERVICES AGREEMENT (this "Services Agreement"), dated as of January 1, 2002, is by and between AirGate Service Company, Inc., a Delaware corporation ("Service Co"), AIRGATE PCS, INC., a Delaware corporation ("AirGate"), iPCS WIRELESS, INC., a Delaware corporation and iPCS, INC., a Delaware corporation (iPCS, Inc. and iPCS Wireless, Inc. are collectively referred to as "iPCS").

                              W I T N E S S E T H:

         WHEREAS, on November 30, 2001 iPCS became a wholly-owned subsidiary of AirGate pursuant to the Agreement and Plan of Merger, dated as of August 28, 2001, between AirGate and iPCS;

         WHEREAS, on April 22, 2002, Service Co was formed for the purpose of providing and facilitating management, administrative and other related support services to each of AirGate and iPCS and their respective subsidiaries;

         WHEREAS, in order to provide the services hereunder in the most efficient manner possible, Service Co, AirGate and iPCS will be provided access to, and the benefit of, certain assets of the other parties hereto;

         WHEREAS, the parties intend for this Services Agreement to set forth the terms upon which the services hereunder will be provided to AirGate and iPCS and upon which the parties will be provided access to, and the benefit of, certain assets of AirGate and iPCS for purposes of providing such services;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                                  The Services

         1.1 Engagement. Subject to the terms and conditions of this Services
             ----------
Agreement, (a) AirGate hereby engages Service Co to oversee, manage and supervise the business, operations and affairs of AirGate and its subsidiaries (other than iPCS and its subsidiaries) and to provide any and all administrative and support services relevant thereto, including, without limitation, the services described on Exhibit A, and such additional Services as provided in
                      ---------
Section 1.2 and (b) iPCS hereby engages Service Co to oversee, manage and supervise the business, operations and affairs of iPCS and its subsidiaries and to provide any and all administrative and support services relevant thereto, including, without limitation, the services described on Exhibit A, and such
                                                         ---------
additional Services and provided in Section 1.2 (collectively, the "Services"). In addition to describing certain of the Services to be performed by the parties, Exhibit A sets forth any other applicable terms and conditions relating
         ---------
to the performance of the Services, including, without limitation, any specific modification of the terms and conditions set forth in the body of this Services Agreement.

         1.2 Additional Services. Service Co will provide such additional
             -------------------
Services as AirGate or iPCS may reasonably request, upon terms and conditions set forth herein or as are otherwise mutually agreed to by Service Co and the party requesting such additional Service, as long as such additional Service is at prices and on terms and conditions not less favorable to the party requesting such additional

Service than could be obtained on an arm's-length basis from unrelated third parties. Any additional Services shall be documented pursuant to a supplement to Exhibit A, signed by Service Co and the party requesting such additional Service, setting forth a description of the Service and any other terms and conditions applicable to the Service. In addition, the chief financial officer of AirGate shall deliver to the Administrative Agent of that certain Credit Agreement, dated as of August 16, 1999, among AirGate, the lenders from time to time party thereto, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies, Inc., as Administrative Agent (the "Credit Agreement"), a certificate certifying that such additional Service is at prices and on terms and conditions not less favorable to the party requesting such additional Service than could be obtained on an arm's-length basis from unrelated third parties.

         1.3 Standards of Performance. Service Co will use commercially
             ------------------------
reasonable efforts in the performance of its obligations hereunder and shall perform the Services in a manner that it in good faith believes to be in or not opposed to the best interests of AirGate and iPCS and with the same level of care, skill, and prudence customarily exercised when used in providing similar services for itself or other third parties. The Services shall be performed by Service Co subject to the oversight, review and ultimate control and approval of the Board of Directors of AirGate or iPCS. Service Co shall not be obligated under this Services Agreement to perform any Services (a) if to do so would be in violation or cause a breach of any law or regulation to which it is subject, or (b) for the benefit of any third party or any entity other than AirGate, iPCS and their subsidiaries.

         1.4 Compliance with Laws, Regulations and AirGate Policies. The parties
             ------------------------------------------------------
shall use and perform the Services in accordance with (a) all applicable federal, state and local laws and regulations and (b) the business practice standards, procedures and policies of AirGate and iPCS. Each party reserves the right to take all actions, including termination of any particular Service, upon reasonable notice to the other party, without penalty or liability to the other party, that it reasonably believes to be necessary to assure compliance with applicable laws and regulations.

         1.5 Third Party Contractors. Except as expressly provided in Exhibit A,
             -----------------------                                  ---------
any obligation of Service Co hereunder may be performed, in whole or in part, by third party contractors of, or consultants or professionals hired by, Service Co; provided, that (a) such contractors, consultants or professionals abide by all of Service Co's obligations under this Services Agreement and (b) Service Co shall remain fully responsible for the complete and timely performance for all of its obligations hereunder.

                                   ARTICLE 2

                                      Term

         The term of this Services Agreement shall commence on the date hereof and continue for a period of one (1) year, unless terminated sooner by any party on one hundred twenty (120) days written notice. Upon the expiration of the initial term, this Services Agreement shall automatically renew for consecutive, additional one (1) year terms, unless either party provides the other with notice of cancellation of this Services Agreement at least one hundred twenty
(120) days prior to expiration of the then effective term, in which case this Services Agreement shall expire at the end of such effective term.

                                   ARTICLE 3

                              Payment for Services

         3.1 Charges for Services. Unless expressly provided otherwise in
             -------------------
Exhibit A for a particular Service, each of AirGate and iPCS shall pay Service
---------
Co for each Service a fee equal to the direct and
indirect costs and expenses incurred by Service Co in providing the Services to such party, as calculated in accordance with the terms set forth on Exhibit B
                                                                       ---------
(the "Fully Burdened Cost").

         3.2 Payment Terms. Each party shall bill or invoice other parties
             -------------
monthly for all charges and reimbursements owed pursuant to this Services Agreement. Such bills shall be accompanied by reasonable documentation or other reasonable explanation supporting such charges. Each of AirGate and iPCS shall pay Service Co for all Services provided hereunder within forty-five (45) days after receipt of an invoice therefor net of any Access Charges owed by Service Co to such party pursuant to Section 4.3 and any amounts owed by Service Co to such party pursuant to Section 9.2 for the services of Leased Employees.

         3.3 Error Correction; True-Ups. The parties shall reasonably agree on a
             --------------------------
process and procedure for conducting internal audits and making adjustments to charges as a result of the movement of employees and functions between parties, use of shared and other assets, the discovery of errors or omissions in charges, as well as a true-up of amounts owed.

                                   ARTICLE 4

                            ACCESS TO AIRGATE ASSETS

         4.1 Right to Access. Subject to the terms and conditions of this
             ---------------
Services Agreement, each of AirGate and iPCS (each a "Granting Party") will provide, directly or indirectly through its subsidiaries, to Service Co and to each other (the "Beneficiary") access and the right to use the assets of the other as reasonably necessary for purposes of providing management, administrative and other related support services to each of AirGate and iPCS and their respective subsidiaries, including but not limited to the assets, and the benefits and privileges under the agreements listed on Exhibit C, along with
                                                           ---------
such additional assets and agreements as provided in Section 4.2 (such assets hereinafter referred to as the "Shared Assets" and such agreements as the "Shared Agreements"). Exhibit C also sets forth the scope of such access and any
                      ---------
other applicable terms and conditions upon which such access will be provided. Except as expressly set forth on Exhibit C, Service Co's access shall be subject
                                 ---------
to the following:

                (a) such access shall not unreasonably interfere with a Granting Party's business or normal operations,

                (b) a Granting Party's right, exercisable in its sole discretion, to sell, assign or otherwise transfer any interest in, or right to, any of the Shared Assets or Shared Agreements;

                (c) any right or interest (including any lien) of any third party whether existing or arising by agreement or operation of law;

                (d) such access shall not violate or cause the breach of the terms of any (i) agreement binding on AirGate or iPCS or their respective subsidiaries or to which such assets or agreements are subject; or (ii) any applicable law or regulation; and

                (e) such Granting Party's right, exercisable in its sole discretion, to object to the use of any Shared Asset or Shared Agreement, in which event, the Beneficiary shall not be entitled to have access or the right to use such Shared Asset or Shared Agreement.

         4.2 Additional Access. AirGate and iPCS may provide access to such
             -----------------
additional assets and agreements as a Beneficiary may reasonably request, upon the terms and conditions set forth herein or as are otherwise mutually agreed to by the Beneficiary and the party providing such access, as long as such additional access is at prices and on terms and conditions not less favorable to the party providing such access than could be obtained on an arm's-length basis from unrelated third parties.

         4.3 Cost of Access. Unless expressly provided otherwise in Exhibit C
             --------------                                         ---------
for a particular asset or agreement, the Beneficiary shall reimburse AirGate or iPCS, as the case may be, for all direct and indirect costs and expenses incurred by such party in providing the Beneficiary with access rights under
Section 4.1 and Section 4.2 (the "Access Charges"). Access Charges shall be calculated in accordance with generally accepted accounting principles from the books, records and accounts maintained pursuant to Section 5.2. For purposes of determining the Access Charge for a particular asset or agreement, costs shall be allocated on a pro rata basis between a Granting Party and the Beneficiary in accordance with actual usage.

                                   ARTICLE 5

                           cooperation and assistance

         5.1 Information and Assistance. During the term of this Services
             --------------------------
Agreement, the parties will use good faith efforts to cooperate with each other and each party shall furnish the other party with information in its possession and control and such other reasonable assistance as necessary in each case to enable such party to perform its obligations hereunder. Such cooperation shall include exchanging information, performing adjustments, and obtaining all third party consents, licenses, sublicenses or approvals necessary to permit each party to perform its obligations hereunder. If a party's failure to furnish such information and assistance renders the other party's performance of any of its obligations hereunder unreasonably difficult, such other party may refuse or terminate its obligation to perform such obligations without liability or penalty to the other party hereto.

         5.2 Records and Accounts. Each party will maintain accurate books,
             --------------------
records and accounts of all transactions relating to the Services and other obligations performed by it pursuant to this Services Agreement. Each party may, at its own expense, examine and copy those books and records of the other party as provided in this Section 5.2. Such books, records and accounts will be maintained in a manner that allows the other party to separate these matters from those relating to other operations. Such books, records and accounts will reflect such information as would normally be examined by an independent accountant in performing an audit pursuant to United States generally accepted auditing standards for the purpose of certifying financial statements, and to permit verification thereof by governmental agencies. Each party and, at a party's request and subject to customary and reasonable confidentiality arrangements, Sprint PCS and such party's auditors and lenders, may make examinations pursuant hereto during the other party's usual business hours, and at the place where such party regularly keeps these books and records.

         5.3 Confidentiality. Neither AirGate, iPCS or Service Co may, at any
             ---------------
time during the period beginning with the date of receipt of any confidential information of the other party and ending five (5) years after the effective date of termination of this Services Agreement, disclose to any other person any confidential information which has been disclosed to it by any other party, except with prior written consent of such party. Confidential information includes, but is not limited to, any data or information of any party, including planning information, marketing strategies, sales estimates, business plans and internal performance results. For purposes of this Services Agreement, confidential information does not include, however, information which (a) is or becomes generally available to the public other than as a result of a disclosure by the party providing such confidential information, (b) was available to a party on a nonconfidential basis prior to its disclosure by the other, (c) becomes available to the party on a nonconfidential basis from a person in legitimate possession of such information who is not otherwise bound by a confidentiality agreement restricting the disclosure of such information, or who is otherwise not under an obligation not to transmit such information or (d) is covered by the confidentiality provisions of the License Agreement (as defined below).

                                   ARTICLE 6

                       Disclaimer; Limitation of Liability

         6.1 Disclaimer of Warranties. NO PARTY MAKES ANY REPRESENTATIONS OR
             ------------------------
WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE SERVICES, THE SHARED ASSETS, THE SHARED AGREEMENTS OR OTHER OBLIGATIONS HEREUNDER.

         6.2 Exculpation. No party shall be liable for any failure or delay in
             -----------
its performance hereunder or for any performance which is substandard, except where such failure, delay or substandard performance is the result of willful misconduct or gross negligence.

         6.3 No Consequential or Special Damages. No party shall be liable to
             -----------------------------------
the other for any indirect, incidental, consequential or special damages to the other party, its business or any customer of its business or any other person, including any damage to or loss of revenues, business or goodwill suffered by any person or entity for any failure of performance hereunder. In no event will any party's liability for any damages hereunder exceed the total charges paid or owed for the Services provided hereunder, regardless of the form or action, whether in contract, negligence, strict liability, tort or otherwise.

         6.4 Force Majeure. The obligations of a party to perform under this
             -------------
Services Agreement shall be excused during each period of delay caused by matters (not including lack of funds or other financial causes) such as strikes, supplier delays, shortages of raw materials, government orders or acts of God, which are reasonably beyond the control of the party obligated to perform; provided that nothing contained in this Services Agreement shall affect a party's ability or discretion with respect to any strike or other employee dispute or disturbance and all such strikes, disputes or disturbances shall be deemed to be beyond the control of such party. A condition of force majeure shall be deemed to continue only so long as the affected party shall be taking all reasonable actions necessary to overcome such condition. In the event that a party hereto shall be affected by a condition of force majeure, such party shall give the other parties prompt notice thereof, which notice shall contain the affected party's estimate of the duration of such condition and a description of the stops being taken or proposed to be taken to overcome such condition of force majeure. Any delay occasioned by any such cause shall not constitute a default under this Services Agreement, and the obligations of the parties shall be suspended during the period of delay so occasioned. During any period of force majeure, the party that is not directly affected by such condition of force majeure shall be entitled to take any reasonable action.

                                   ARTICLE 7

                              Intellectual Property

         7.1 Allocation of Rights by Ancillary Agreements. AirGate, iPCS and
             --------------------------------------------
Service Co are parties to a Technology License Agreement, dated as of January 1, 2002, pursuant to which the parties licensed certain technology and intellectual property to each other (the "Technology License Agreement"). This Services Agreement and the performance of this Services Agreement will not affect the ownership of any technology or intellectual property rights licensed or allocated in the Technology License Agreement.

         7.2   Existing Ownership Rights Unaffected. No party will gain, by
               ------------------------------------
virtue of this Services Agreement, any rights of ownership of or a license to use any copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by any other party.

                                   ARTICLE 8

                              LEASING OF EMPLOYEES

         8.1   Leasing of Employees Between the Parties. From time to time,
               ----------------------------------------
Service Co may have the need to provide employees to AirGate and/or iPCS or their respective subsidiaries, or AirGate and/or iPCS, directly or indirectly through their respective subsidiaries, may have the need to provide employees to Service Co and each other or their subsidiaries. In the event such a situation arises, the parties agree that the actual employer (the "Provider") of the specific employees (the "Leased Employees") shall remain responsible for all compensation and benefits for the Leased Employees as well as for withholdings for FICA, federal, state and local income taxes on wages and benefits for those employees. Further, the Provider shall be responsible for reporting to the appropriate federal, state and local agencies all compensation and payments of all applicable taxes arising therefrom related to the Leased Employees. The Leased Employees shall be considered solely the Provider's employees, and the Provider shall be responsible for payment of all unemployment insurance coverages, workers' compensation insurance coverages and payroll taxes, including contributions when required by law. The Leased Employees shall not be eligible to participate in any employee benefit plans, programs or arrangements (including holidays and sick leave) of the party to whom they are leased (the "Recipient"), but shall only be eligible to participate in the employee benefit plans, programs and arrangements of the Provider, pursuant to the terms and conditions of those plans, programs and arrangements at the time. The Recipient shall pay the out-of-pocket expenses of the Leased Employees in accordance with the Recipient's policies and procedures.

         8.2   Reimbursement of Provider. The parties agree that in
               -------------------------
consideration for the Leased Employees' services, the Recipient shall pay the Provider the Fully Burdened Cost for the Leased Employees during the period of the leasing arrangement pursuant to the terms of Section 3.2 and Section 3.3.

                                   ARTICLE 9

                                  MISCELLANEOUS

         9.1   Relations between the Parties. The relationship between the
               -----------------------------
parties established under this Services Agreement is that of independent contractors and no party is an employee, agent, partner, or joint venturer of or with the other.

         9.2   Notices. All notices required under this Services Agreement shall
               -------
be in writing and shall be deemed to have been sufficiently given when (i) hand delivered by one party to the other party at the addresses for notice as herein provided, or (ii) when sent by reputable overnight courier to such addresses, or
(iii) when telecopied (with receipt of such transmission confirmed) as follows:

               If to AirGate:      AirGate PCS, Inc.
                                   233 Peachtree Street, N.E.
                                   Harris Tower, Suite 1700
                                   Atlanta, Georgia  30303
                                   Fax Number: (404) 832-2237
                                   Attention: General Counsel

               If to iPCS:                iPCS, Inc.
                                          233 Peachtree Street, N.E.
                                          Harris Tower, Suite 1700
                                          Atlanta, Georgia  30303
                                          Fax Number:  (404) 832-2237
                                          Attention:  General Counsel

               If to Service Co:          AirGate Services Company, Inc.
                                          233 Peachtree Street, N.E.
                                          Harris Tower, Suite 1700
                                          Atlanta, Georgia  30303
                                          Fax Number:  (404) 832-2237
                                          Attention:  General Counsel

or to such other address or party as any party may specify to the other parties from time to time in writing. Invoices may be sent by first class mail, postage prepaid, with receipt deemed to have occurred three (3) days after deposit therein.

         9.3   No Third Party Beneficiaries. Except for the subsidiaries of the
               ----------------------------
parties hereto or as expressly set forth herein, no person not a party hereto shall be a third-party beneficiary of any provision of this Services Agreement. Nothing contained herein shall be construed or deemed to confer any benefit or right upon any third party.

         9.4   Entire Agreement; Assignment. This Services Agreement (a)
               ----------------------------
constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise.

         9.5   Counterparts. This Services Agreement may be executed in two or
               ------------
more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         9.6   Choice of Law. This Services Agreement shall be governed by and
               -------------
construed and enforced in accordance with the laws of the State of Georgia (without giving effect to choice of law principles thereto), as though all acts and omissions related hereto occurred in Georgia. Any lawsuit arising from or related to this Services Agreement shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules in Atlanta, Georgia, and judgment on the award rendered by the arbitrator may be rendered by any court having jurisdiction thereof.

         9.7   Amendment; Waiver. No amendment or modification of the terms of
               -----------------
this Services Agreement shall be binding on either party unless: (i) the amendment or modification is reduced to writing and signed by an authorized representation of the party to be bound and (ii) the parties have obtained the prior written consent of the Administrative Agent under the Credit Agreement and the Administrative Agent under that certain Amended and Restated Credit Agreement, dated as of July 12, 2000, by and among iPCS Wireless, Inc., iPCS, iPCS Equipment, Inc., the lenders named therein, Toronto Dominion (Texas), Inc., as Administrative Agent, and GE Capital Corporation, as Syndication Agent. The waiver by either party of any particular default by the other party shall not affect or impair the rights of the party so waiving with respect to any subsequent default of the same or a different kind;

nor shall any delay or omission by either party to exercise any right arising from any default by the other affect or impair any rights which the nondefaulting party may have with respect to the same or any future default.

         9.8   Exhibits. Each of the Exhibits referred to in this Services
               --------
Agreement and attached hereto, and all amendments thereto, are and shall be incorporated herein and made a part hereof.

         9.9   Severability. Any provision of this Agreement, which is
               ------------
prohibited or unenforceable in any jurisdiction, shall be ineffective in such jurisdiction to the extent of such prohibition or unenforceability without affecting, impairing or invalidating the remaining provisions or the enforceability of this Agreement.

                         (Signatures on following page)

     IN WITNESS WHEREOF, the parties hereto have caused this Services Agreement to be executed by their respective duly authorized representatives as of the date first above written.

                                  AIRGATE SERVICES COMPANY, INC.

                                     By:________________________________________
                                        Thomas M. Dougherty, President and Chief
                                        Executive Officer

                                  AIRGATE PCS, INC.

                                     By:________________________________________
                                        Thomas M. Dougherty, President and Chief
                                        Executive Officer

                                  iPCS, INC.

                                     By:________________________________________
                                        Thomas M. Dougherty, President and Chief
                                        Executive Officer

                                    EXHIBIT A
                                    ---------

                                    Services

-------------------------------------------------------------------------------------------------------------
              Description of Service                              Specific Terms or Conditions
-------------------------------------------------------------------------------------------------------------
1.   Strategic Planning and Business Development       .     Conduct strategic planning with respect to
                                                             corporate, financial, operating, organization,
                                                             regulatory and related matters
                                                       .     Take such steps and adopt such measures as
                                                             will tend to promote the efficient and
                                                             economical operation of properties
-------------------------------------------------------------------------------------------------------------
                                                       .     Develop and oversee sales strategy for the
2.   Sales Operations                                        sales organization
                                                       .     Develop and oversee processes and procedures
                                                             necessary to assure highest quality sales
                                                             operations
                                                       .     Provide operational support to retail and
                                                             business sales channels
                                                       .     Provide logistics services in connection with
                                                             ordering
-------------------------------------------------------------------------------------------------------------
                                                       .     Provide general oversight, maintenance and
3.   Facilities Ops                                          repair of facilities and equipment
                                                       .     Procure all supplies and other services
                                                             necessary for operation of facilities
                                                       .     Coordinate administrative activities related
                                                             to facility management
-------------------------------------------------------------------------------------------------------------
                                                       .     Recruit and oversee support staff
4.   HR                                                .     Design and implement employment policies and
                                                             procedures
                                                       .     Ensure the compliance of all personnel with
                                                             all employment policies and procedures
                                                       .     Implement and administer employee benefits
                                                             programs (including medical, dental and life
                                                             insurance benefit programs)
                                                       .     Develop and maintain all employee compensation
                                                             programs
-------------------------------------------------------------------------------------------------------------
                                                       .     Provide training to employees relating to
5.   Training                                                computer and software systems, employment
                                                             policies and procedures, facilities management
                                                             and other operational matters
                                                       .     Provide training to employees regarding sales,
                                                             management, customer relations and support
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     .   Create general marketing strategy and plan
6.   Marketing                       .   Design and prepare marketing materials
                                     .   Plan and implement promotions
-----------------------------------------------------------------------------------------
                                     .   Collect, analyze and report all capital asset
7.   Treasury/Finance                    transactions and capital and expense budget
                                         information
                                     .   Collect, analyze and report all employee time
                                         entry, revenue-generating transactions,
                                         disbursement and expense transactions, payroll
                                         activity, benefits information, accounts
                                         payable and accounts receivable
                                     .   Manage all banking activities, including cash
                                         receipts and borrowings
                                     .   Prepare and file all reports that must be
                                         filed under the federal securities laws
                                     .   Prepare customer bills, general disbursement,
                                         dividend and payroll checks
                                     .   Prepare financial reports and statements
                                     .   Maintain accounting records
                                     .   Retain the services of independent public
                                         accountants when deemed necessary or advisable
-----------------------------------------------------------------------------------------
                                     .   Design, maintain and provide access to and
8.   IT                                  support for all telecommunications, computer
                                         and software systems
                                     .   Provide primary interface to Sprint PCS on
                                         matters regarding the timely and accurate flow
                                         of critical business data and processes
                                     .   Provide long-term IT strategy
                                     .   Negotiate agreements with IT vendors
                                     .   Define standards of use regarding computer
                                         assets, including software
                                     .   Provide data processing services
-----------------------------------------------------------------------------------------
                                     .   Provide comprehensive legal services,
9.   Legal                               including corporate, commercial, securities,
                                         litigation, regulatory and employment matters
                                     .   Engage and oversee work of all outside counsel
                                     .   Provide corporate secretary services
-----------------------------------------------------------------------------------------
                                     .   Provide tax planning with respect to all
10.  Tax                                 applicable tax laws and regulations
                                     .   Prepare and file all tax returns and payments
                                     .   Handle all disputes relating to tax issues and
                                         appear before tax authorities in tax matters
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     .   Engage and maintain brokerage relationships
11.  Insurance                       .   Interact with and advise brokers with respect
                                         to placement of all insurance products
                                     .   Prepare and present claims under all insurance
                                         policies and keep a record of such claims
-----------------------------------------------------------------------------------------
                                     .   Administer sales employee compensation programs
12.  Commissions                     .   Administer compensation programs for local
                                         indirect distributors
-----------------------------------------------------------------------------------------
                                     .   Procure all handset equipment and related
13.  Logistics                           accessories from external vendors
                                     .   Maintain relationships with handset
                                         manufacturers
                                     .   Manage flow of equipment to distribution
                                         channels
-----------------------------------------------------------------------------------------
                                     .   Interact with investors and provide other
14.  Investor Relations                  customary investor relations services
-----------------------------------------------------------------------------------------
                                     .   Provide technical leadership and direction for
15.  Corp Network Ops                    regional engineering teams.
                                     .   Responsible for certain business aspects related
                                         to engineering organization, such as lease site
                                         payments.
                                     .   Act as regulatory interface to Sprint PCS.
                                     .   Complete PCN, Format C, and Buyers guide
                                         submissions.
                                     .   Help establish and support engineering and
                                         network performance standards.
                                     .   Develop, acquire, implement and support network
                                         performance monitoring tools and engineering
                                         support tools.
                                     .   Perform network facility design, monitoring,
                                         ordering support, billing reconciliation, least
                                         cost routing analysis, and MIN tracking.
-----------------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                       Calculation of Fully Burdened Cost

..    The Fully Burdened Cost of a Service shall be calculated in accordance with generally accepted accounting principles from the books, records and accounts maintained pursuant to Section 5.2.

..    The Fully Burdened Cost of a Service shall include, without limitation, the following costs and expenses:

         . the salary, bonus and all other compensation costs, including, without limitation, the costs of all health, welfare and other benefits provided to the employees of Service Co

         . the costs incurred in leasing any employees pursuant to Article 8 or otherwise

         . business costs incurred and related to employees of Service Co, including, without limitation, the costs of all travel, entertainment, vehicles and phone service

         . all overhead cost and expenses, including, without limitation, rent, utilities, insurance, office supplies and equipment

         . fees and expenses paid to third party contractors, consultants or professionals

         . fees and expenses paid for, or reimbursements made in connection with, access to the assets or agreements of AirGate and iPCS for purposes of providing the Services

         . costs of obtaining the third party consents, licenses, sublicenses or approvals described in Section 5.1

         . all sales, use, excise, occupation, value-added, gross receipts or other similar tax (excluding any tax on income)

         .    amortization and depreciation of assets used by Service Co

..    For purposes of determining the Fully Burdened Cost of providing a Service to AirGate or iPCS hereunder, costs shall be allocated between AirGate and iPCS as follows:

         . costs incurred solely for the benefit of, or solely to provide services to, a party will be allocated and charged to that party

         . all other costs will be allocated to a party by multiplying the aggregate amount of such cost by a fraction, the numerator of which is the total number of Sprint PCS subscribers in the licensed coverage area of such party and its subsidiaries (in the case of AirGate, excluding iPCS and its subsidiaries) ("Subscribers") and the denominator of which is the total number of Subscribers in the combined licensed coverage areas of AirGate, iPCS and their respective subsidiaries

                                    EXHIBIT C
                                    ---------

                              Assets and Agreements

------------------------------------------------------------------------------------------------------------------
     Asset or Agreement                Scope of Access            Specific Terms or        Party Providing Asset
                                                                     Conditions                or Agreement
------------------------------------------------------------------------------------------------------------------
1.   Atlanta lease              Right to use facilities      Fully Burdened Cost         AirGate
                                for employees leased to
                                Service Co during the term
                                of this Services Agreement

------------------------------------------------------------------------------------------------------------------
2.   Geneseo lease              Right to use facilities      Fully Burdened Cost         iPCS
                                for employees leased to
                                Service Co during the term
                                of this Services Agreement

------------------------------------------------------------------------------------------------------------------
3.   Other retail, office and   Right to use facilities      Allocated based on a        AirGate or iPCS
     administrative leases      for employees leased to      portion of total space
                                Service Co during the term   used by or available to
                                of this Services Agreement   Service Co

------------------------------------------------------------------------------------------------------------------
4.   Training materials and                                                              AirGate
     courses
------------------------------------------------------------------------------------------------------------------
5.   Great Plains Software      Accounting Software used     License fee is charged on   iPCS
                                to manage all financial      a per-user basis
                                data

------------------------------------------------------------------------------------------------------------------
6.   Lightbridge, Inc.          Point of sale software       License fee is charged on   AirGate and iPCS
                                used to manage retail        a per-user basis
                                operations

------------------------------------------------------------------------------------------------------------------
7.   Oracle                     Database management          License fee charged         AirGate and iPCS
                                software                     through allocation
                                                             methodology

------------------------------------------------------------------------------------------------------------------
8.   Microsoft                  PC and server operating      License fee charged on a    AirGate and iPCS
                                system                       per-user basis

------------------------------------------------------------------------------------------------------------------
9.   Advantage Services Inc.    Pre-employment screening     Per screening services      AirGate
                                services

------------------------------------------------------------------------------------------------------------------
10.  ADP                        Payroll services                                         AirGate and iPCS

------------------------------------------------------------------------------------------------------------------
11.  NRI Relocation and         Relocation services          Per relocation              AirGate
     Project Management
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
     Asset or Agreement                Scope of Access            Specific Terms or        Party Providing Asset
                                                                     Conditions                or Agreement
------------------------------------------------------------------------------------------------------------------
12.  Watson Wyatt               Compensation consulting      Per project and per hour    AirGate
                                services                     for work done

------------------------------------------------------------------------------------------------------------------
13.  Principal Life             401(k) services                                          AirGate
     Insurance Company
------------------------------------------------------------------------------------------------------------------
14.  401(k) Safe Harbor                                                                  AirGate and iPCS
     Plan Election
------------------------------------------------------------------------------------------------------------------
15.  Express Professional       Temporary staffing services  Hourly rate for temporary   iPCS
     Staffing                                                workers employed

------------------------------------------------------------------------------------------------------------------
16.  Snelling Search            Search staffing services     Per search                  iPCS

------------------------------------------------------------------------------------------------------------------
17.  LaCosta & Associates       Search staffing services                                 iPCS

------------------------------------------------------------------------------------------------------------------
18.  Pennington Consulting      Search staffing services                                 iPCS
     Group
------------------------------------------------------------------------------------------------------------------
19.  Glotel                     Search staffing services                                 iPCS

------------------------------------------------------------------------------------------------------------------
20.  Dataworkforce              Search staffing services                                 iPCS

------------------------------------------------------------------------------------------------------------------
21.  Blue Cross                 Health insurance plan                                    iPCS

------------------------------------------------------------------------------------------------------------------
22.  Ameritas                   Dental insurance plan                                    iPCS

------------------------------------------------------------------------------------------------------------------
23.  Fortis                     Life insurance and AD&D                                  iPCS

------------------------------------------------------------------------------------------------------------------
24.  HR Plus                    Pre-employment background                                iPCS
                                check services

------------------------------------------------------------------------------------------------------------------
25.  United Healthcare          Medical and dental                                       AirGate
                                insurance

------------------------------------------------------------------------------------------------------------------
26.  Admin America              Flex spending                                            AirGate and iPCS

------------------------------------------------------------------------------------------------------------------
27.  Sweeney                    Pre-employment background                                iPCS
                                check services

------------------------------------------------------------------------------------------------------------------
28.  MARSH                      Insurance of Benefits                                    AirGate and iPCS
                                consulting

------------------------------------------------------------------------------------------------------------------
29.  Canada Life                Group and Optional Life,                                 AirGate
                                STD, LTD

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
     Asset or Agreement                Scope of Access            Specific Terms or        Party Providing
                                                                     Conditions            Asset or Agreement
------------------------------------------------------------------------------------------------------------------
30.  Paul Kindl & Associates    Merger integration                                       AirGate
                                consulting
------------------------------------------------------------------------------------------------------------------
31.  Soloman Smith              401(k) and stock purchase                                AirGate
     Barney/Robinson Humphrey   services
------------------------------------------------------------------------------------------------------------------
32.  Bankers Trust              Trustee (holding 401(k)                                  AirGate
                                stock)
------------------------------------------------------------------------------------------------------------------
33.  Equity Edge                Stock option software                                    AirGate
------------------------------------------------------------------------------------------------------------------
34.  Accurate License           Treasury reconciliation                                  AirGate
                                software
------------------------------------------------------------------------------------------------------------------
35.  D&T                        Platinum software                                        AirGate
------------------------------------------------------------------------------------------------------------------
36.  Applix, Inc.               TM1 finance application
                                software

------------------------------------------------------------------------------------------------------------------